Income Taxes (FY)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
16.	Income Taxes
As a result of the Business Combination, WM Technology, Inc. became the sole managing member of WMH LLC, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, WMH LLC is not subject to U.S. federal and certain state and local income taxes. Accordingly, no provision for U.S. federal and state income taxes has been recorded in the financial statements for the period prior to June 16, 2021, as this period was prior to the Business Combination.
Following the Business Combination, any taxable income or loss generated by WMH LLC is passed through to and included in the taxable income or loss of its members, including WM Technology, Inc., on a pro rata basis, with the remainder reflected in the line item Income Taxed to Owners of Non-controlling Interests. WM Technology, Inc. is subject to U.S. federal income taxes, in addition to state and local income taxes with respect to its allocable share of any taxable income of WMH following the Business Combination. The owners of the non-controlling interests are taxed as a partnership, and therefore, no tax provision is allocated to non-controlling interests on the consolidated statements of operations. The Company is also subject to taxes in foreign jurisdictions.
The components of income (loss) before taxes are as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
Domestic	$(15,582)	$97,639	$151,987
Foreign	(52)	(1,213)	(370)
Income before income taxes	(15,634)	96,426	151,617
The components of the provision for (benefit from) income taxes are as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
Current
Federal	$—	$—	$—
State	93	—	—
Foreign	—	(341)	241
	93	(341)	241
Deferred
Federal	—	131,766	(508)
State	—	47,652	(334)
Foreign	—	—	—
	—	179,418	(842)
Provision for (benefit from) income taxes	$93	$179,077	$(601)
The change in the Company’s income tax provision/(benefit) from 2022 to 2023 is due to the continuation of recording a full valuation allowance on our deferred tax assets as of December 31, 2023, and continued remeasurement of the related TRA liability.
The change in the Company’s income tax provision/(benefit) from 2021 to 2022 is due to the recording of a full valuation allowance on our deferred tax assets as of December 31, 2022 and remeasurement of the related TRA liability. In previous periods, the provision/(benefit) was also impacted by the Business Combination and settlement of a foreign income tax examination.
The actual income tax expense differs from the expected amount computed by applying the federal statutory corporate tax rate of 21 percent as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
Federal statutory rate	$(3,283)	$20,249	$31,844
State blended statutory rate	(828)	5,168	8,497
Income taxed to owners of noncontrolling interests	1,558	(11,285)	(21,762)
Foreign tax impact	1	(80)	227
Change in fair value of warrant liability	(246)	(3,718)	(19,669)
Stock based compensation	2,154	2,868	—
Other permanent items	433	548	901
Research and development credits	(502)	(2,514)	(751)
Return to Provision	1,128	—	—
Acquisition Holdback Share Release	(605)	—	—
Change in valuation allowance	(413)	186,954	112
Tax receivable agreement revaluation	205	(20,462)	—
Change in State Tax Rate	491	1,349	—
Provision for (benefit from) income taxes	$93	$179,077	$(601)
Effective tax rate	(0.6)%	185.7%	(0.4)%
The significant components of the net deferred tax assets are as follows:

	December 31, 2023	December 31, 2022
Deferred tax assets
Investment in partnership	$129,297	$133,569
Tax receivable agreement	37,021	37,254
Net operating loss carryovers	15,689	12,453
Tax credit carryovers	4,140	3,679
Other	535	111
Total deferred tax asset	186,682	187,066
Less: valuation allowance	(186,682)	(187,066)
Net deferred tax asset	$—	$—
The valuation allowance decreased $0.4 million for the year ended December 31, 2023 and increased $187.0 million for the year ended December 31, 2022. Realization of deferred tax assets is dependent on future earning, if any, the timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.
As of December 31, 2023, the Company had federal and state net operating loss carry forwards of approximately $57.8 million and $51.1 million, respectively, available to reduce future taxable income, if any. The federal net operating loss carries forward indefinitely and most of the state net operating losses will expire beginning in 2041. The Company also has foreign net operating loss carry forwards of approximately $0.1 million.
As of December 31, 2023, the Company had federal and California research credit carryforwards of $3.9 million and $1.5 million, respectively, available to reduce future tax. Federal tax credits begin to expire in 2041 and California credits carry forward indefinitely.
Utilization of the net operating loss and tax credit carryforwards may be subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. An “ownership change” would occur for these purposes if one or more stockholders or groups of stockholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Utilization of federal net operating loss carryforwards is also limited to 80% of the Company’s taxable income in the year of deduction.
The Company’s deferred tax asset is primarily attributable to future tax amortization deductions of tax basis created from the Business Combination, subsequent redemptions and exchanges of WMH Units, and future TRA payments. These deferred tax assets generally amortize over 15 years beginning on the date the WMH Units are deemed to have been exchanged or redeemed, or TRA payments are made, as applicable. Tax amortization deductions in excess of taxable income from operations result in a net operating loss, which can be carried forward indefinitely for federal tax purposes.
The Company assesses whether it is “more-likely-than-not” that it will realize its deferred tax assets (“DTAs”). The Company establishes a valuation allowance when available evidence indicates that it is more-likely-than-not that the deferred tax asset will not be realized. In assessing the need for a valuation allowance, the Company considers the amounts and timing of expected future deductions or carryforwards and sources of taxable income that may enable utilization. This includes an analysis of the Company’s current financial position, results of operations for the current and prior years and all currently available information about future years. This assessment and estimates require significant management judgement. The Company maintains an existing valuation allowance until enough positive evidence exists to support its reversal. Change in the amount or timing of expected future deductions or taxable income may have a material impact on the level of income tax valuation allowances.
Based on the weight of all available evidence, both positive and negative, the Company determined during the fourth quarter of 2022 that a full valuation allowance was required against its net DTAs. Management assessed the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. Significant pieces of negative evidence evaluated were the book operating loss incurred during the year ended December 31, 2022 and lowered forecasts at that time. For the period ending December 31, 2023, management conducted a similar analysis, and determined that a full valuation allowance was still required. Payment under the TRA liability was not probable, resulting from the full valuation allowance and accordingly, substantially all of the TRA liability was reversed. As of December 31, 2023 and 2022, the TRA liability was $1.8 million and $0.5 million, respectively.
The Company follows the provisions of FASB ASC 740-10, Accounting for Uncertainty in Income Taxes. ASC 740-10 prescribes a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or expected to be taken on a tax return.
The following table reflects changes in the unrecognized tax benefits (in thousands):

	December 31, 2023	December 31, 2022
Gross amount of unrecognized tax benefits as of the beginning of the period	$920	$188
Decreases related to prior year tax provisions	—	—
Increases related to current year tax provisions	104	732
Gross amount of unrecognized tax benefits as of the end of the period	$1,024	$920
As of December 31, 2023, the Company has unrecognized tax benefits of approximately $1.0 million, which would affect its effective tax rate if recognized, and without consideration of valuation allowance. It is unlikely that the amount of liability for unrecognized tax benefits will significantly change over the next 12 months. It is the Company’s policy to include penalties and interest expense related to income taxes as a component of other expense and interest expense, respectively, as necessary.
The Company and its subsidiaries file income tax returns with the U.S. federal government, various U.S. states and several foreign jurisdictions. The Company’s U.S. federal and state tax returns remain open to examination for 2019 through 2023. In addition, tax returns remain open to examination in non-U.S. subsidiaries, including Canada.